SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) July 22, 2004
                        -------------------
                   Commission File Number 1-6392
                              ------

              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                       --------------------
      (Exact name of registrant as specified in its charter)

          NEW HAMPSHIRE            1-6392            02-0181050
  -------------------------       ---------        ---------------
(State or other jurisdiction of   (Commisson      (I.R.S. Employer
         organization)            File Number)      incorporation
                                               or Identification No.)

             ENERGY PARK, 780 NORTH COMMERCIAL STREET
        MANCHESTER,       NEW HAMPSHIRE          03101-1134
 -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                          (603) 669-4000
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-
        2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e- 4(c))


Section 8   -  Other Events

Item 8.01      Other Events

     On July 22, 2004, Public Service Company of New Hampshire ("PSNH") completed the issuance and sale to the public of $50,000,000 aggregate principal amount of its 5.25% First Mortgage Bonds, Series L, Due 2014 ("Series L Bonds"), pursuant to an Underwriting Agreement dated July 15, 2004 between PSNH and Citigroup Global Markets Inc., as representative of the several underwriters named therein. The Bonds were issued under a Supplemental Indenture, dated as of July 1, 2004, between PSNH and and Wachovia Bank, National Association, successor to First Union National Bank, as successor to First Fidelity Bank, National Association, as trustee (the "Supplemental Indenture"), supplementing PSNH's Indenture with Wachovia Bank, National Association, successor to First Union National Bank, as successor to First Fidelity Bank, National Association, as trustee, dated as of August 15, 1978, as amended and supplemented (the "Indenture").


Section 9   -  Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

               (a)  Not Applicable

               (b)  Not Applicable

                (c)  Exhibits

                Exhibits        Description
                --------        -----------
                Exhibit 99.1    Underwriting Agreement dated July 15,
                                2004 between PSNH and the  Underwriters
                                named therein.

                Exhibit 99.2 Supplemental Indenture establishing terms of the Series L Bonds.

                Exhibit 99.3 Form of Series L Bond (included as Schedule A to the Supplemental
                                Indenture).

                Exhibit 99.4    Opinion of Jeffrey C. Miller
                                relating to the issuance and sale of
                                Series L Bonds (including consent).





                    [SIGNATURE PAGE TO FOLLOW]



                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registranthas duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                            (Registrant)


                             By:  /s/ Randy A. Shoop
                                  Name:  Randy A. Shoop
                                  Title:  Assistant Treasurer - Finance



Date:  October 5, 2004